EXHIBIT 99.2

CHINA VTV LIMITED AND SUBSIDIARY

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Introduction

On March 15, 2019, China VTV Limited, a Nevada corporation (the “Company”), entered into a share purchase/ exchange agreement (the “Share Exchange Agreement”) with China VTV Limited (the “Target”), pursuant to which the Company agreed to issue on the Closing Date (defined in the Share Exchange Agreement ) an aggregate of 110,550,000 shares of its common stock (the “Common Stock”) to all of the shareholders of the Target in prorated amounts in exchange for all of the issued and outstanding equity interests in the Target Company. Reference is made to Item 1.01 of a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 21, 2019 and a related transaction (the “Reverse Merger”) for a description of the Share Exchange Agreement.

The unaudited pro forma information below gives effect to the share exchange between the Company and the Target as if it had been consummated as of the beginning of the applicable period. The pro forma information has been derived from the historical Financial Statements of these two companies. The pro forma information is for illustrative purposes only, and is not intended to be indicative of the historical results that would have been achieved had the Share Exchange Agreement occurred in the past or the future financial results that the Company will achieve after the Share Exchange Agreement.

Such unaudited pro forma financial information is based on the historical financial statements of China VTV Limited, a Nevada corporation and China VTV Limited, a Hong Kong corporation, and certain adjustments which the Company believes to be reasonable, to give effect of the acquisition, which are described in the notes to the statements below.

The unaudited pro forma financial information:

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does not purport to represent what the combined results of operations actually would have been if the acquisition of the Target had occurred on the beginning of the periods presented or what those results will be for any future periods or what the combined balance sheet would have been if the acquisition of the Target had occurred on February 28, 2019.

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has not been adjusted to reflect any matters not directly attributable to implementing the acquisition of the Target. No adjustment, therefore, has been made for actions which may be taken once the acquisition was completed, such as any of our integration plans related to the Target. As a result, the actual amounts recorded in the combined financial statements of China VTV Limited, a Nevada corporation, will differ from the amounts reflected in the unaudited pro forma financial statements, and the differences may be material.

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CHINA VTV LIMITED AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	China VTV Limited, a Nevada Corporation	China VTV Limited, a Hong Kong Company
	February 28, 2019	February 28, 2019	Pro Forma Adjustment	Note	Combined Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$17,548	$-			$17,548
Total Current Assets	17,548	-	-		17,548

Total Assets	$17,548	$-	$-		$17,548

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accrued expenses	$23,163	$-	$-		$23,163
Due to related parties	456,474	136,265	-		592,739
Total Current Liabilities	479,637	136,265	-		615,902

Total Liabilities	479,637	136,265	-		615,902

Stockholders’ deficit
Common Stock	105,000	128,982	(18,432)	(1)	215,550
Additional paid-in capital	10,663	2,072,683	18,432	(1)	1,524,026
			(577,752)	(2)
Accumulated deficit	(577,752)	(2,337,167)	577,752	(2)	(2,337,167)
Other comprehensive loss		(763)			(763)

Total Stockholders’ Deficit	(462,089)	(136,265)	-		(598,354)

Total Liabilities and Stockholders’ Deficit	$17,548	$-	$-		$17,548

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CHINA VTV LIMITED AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME(LOSS)

	China VTV Limited, a Nevada Corporation	China VTV Limited, a Hong Kong Company
	For the Twelve	For the Twelve
	Months ended	Months ended
	February 28, 2019	February 28, 2019	Pro Forma Adjustment	Note	Combined Pro Forma

Revenues	$-	$-	-		$-
Cost of revenues	-	-	-		-
Gross profit	-	-	-		-

Operating expenses
Research and development expenses	-	861,581	-		861,581
General and administrative expenses	90,587	13,426	-		104,013
Total operating expenses	90,587	875,007	-		965,594

Loss from operations	(90,587)	(875,007)	-		(965,594)

Loss before provision for income tax	(90,587)	(875,007)	-		(965,594)

Provision for income tax (benefit)	-	-	-		-

Net loss	(90,587)	(875,007)	-		(965,594)

Other Comprehensive Income (Loss):
Foreign currency translation adjustment, net of tax	-	(37)			(37)
Comprehensive Loss	$(90,587)	$(875,044)	$-		$(965,631)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.00)				$(0.00)

Weighted average number of common shares outstanding
Basic and diluted	92,950,820			(3)	269,649,590

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Note 1: Basis of Presentation

The unaudited pro forma financial information has been compiled from underlying financial statements prepared in accordance with U.S. GAAP. The unaudited pro forma financial information has been compiled from the following sources with the following unaudited adjustments:

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Historical financial information for China VTV Limited, a Nevada corporation (the “Company”) has been extracted without adjustment from the Company’ audited financial statements for the year ended February 28, 2019 contained in the Company’s Annual Report on Form 10-K filed with the SEC on April 30, 2019.

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Historical financial information for the China VTV Limited., a Hong Kong company, (the “Target”) has been extracted without material adjustment from the Target’s audited financial statements for the year ended February 28, 2019 as contained in this Form 8-K.

The following pro forma financial statements should be read in conjunction with:

•	the accompanying notes to the Unaudited Pro Forma Financial Information;

•	the financial statements of the Company for the year ended February 28, 2019 and the notes relating thereto; and

•	the financial statements of China VTV Limited, a Hong Kong company, for the year ended February 28, 2019 and the notes relating thereto, included in this Form 8-K/A.

This unaudited condensed combined pro forma financial information is not intended to reflect the financial position and results which would have actually resulted had the acquisition of China VTV Limited, a Hong Kong company, been effected on the dates indicated. Further, the pro forma results of operations are not necessarily indicative of the results of operations that may be obtained in the future.

Note 2: Description of Transactions

On March 15, 2019, China VTV Limited, a Nevada corporation (the “Company”), entered into a share purchase/ exchange agreement (the “Share Exchange Agreement”) with China VTV Limited. (the “Target”), pursuant to which the Company agreed to issue on the Closing Date (defined in the Share Exchange Agreement) an aggregate of 110,550,000 shares of its common stock (the “Common Stock”) to all of the shareholders of the Target in prorated amounts in exchange for all of the issued and outstanding equity interests in the Target Company. Reference is made to Item 1.01 of a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 21, 2019 and a related transaction (the “Reverse Merger”) for a description of the Share Exchange Agreement.

Effective on May 6, 2019 (the "Closing Date"), pursuant to the Share Exchange Agreement, the Company issued an aggregate of 115,550,000 shares of our common stock to the shareholders of the Target in exchange for all of the issued and outstanding equity interests of the Target, and five individuals who provided prior services to the Target. As a result, China VTV Limited, a Hong Kong company, has become a wholly-owned subsidiary of the Company. The acquisition of China VTV Limited, a Hong Kong company, is treated as a reverse acquisition (the “Reverse Merger”), and the business of China VTV Limited, a Hong Kong company, became the business of the Company. At the time of the Reverse Merger, the Company was not engaged in any active business.

Note 3: Unaudited Pro Forma Adjustments to Combined Financial Statements

Pro forma adjustments on the attached financial statements include the following:

(1)	To record the 100% of Common Stock shares of the Target in exchange for 110,550,000 shares of Common Stock issued by the Company.

(2)	To eliminate accumulated deficit of the Company

(3)	To adjust weighted average number of common shares outstanding as if the shares issued under the Share Exchange Agreement were issued and outstanding at the beginning of the period

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